Exhibit 99.1

Streamline Health® Reports Fiscal Fourth Quarter and Full Year 2021 Financial Results

Fourth Quarter Revenues of $6.0 Million; 155% SaaS Revenue Growth; $30,000 in Net Loss; ($0.3) Million in Adjusted EBITDA

Atlanta, GA – April 27, 2022 – Streamline Health Solutions, Inc. (“Streamline” or the “Company”) (Nasdaq: STRM), a leading provider of solutions that enable healthcare providers to proactively address revenue leakage and improve financial performance, today announced financial results for the fourth quarter and fiscal year 2021, which ended January 31, 2022.

Fiscal Fourth Quarter and Full Year 2021 Financial Results

The following financial results have been prepared in accordance with Generally Accepted Accounting Principles (GAAP). Fiscal fourth quarter 2021 financial results represent the consolidation of the Company with Avelead Consulting, LLC (“Avelead”), which was acquired in the fiscal third quarter 2021. Fiscal fourth quarter and full year 2020 (GAAP) financial results do not reflect results from Avelead’s operations.

Total revenues for the fourth quarter of fiscal 2021 were $6.0 million, a 100% increase from $3.0 million during the fourth quarter of fiscal 2020. Fiscal year 2021 revenues were $17.4 million, a 54% increase compared to $11.3 million during the fiscal year 2020. The increase in revenue for the quarter and year was the result of higher revenue from SaaS and professional services primarily as a result of the Avelead acquisition. Recurring revenue comprised 64% and 71% of total revenue for the three- and twelve-month periods ended January 31, 2022, respectively, as compared to 70% and 73% for the comparable prior year periods.

The Company is focused on the growth of its SaaS solutions. During the fourth quarter of 2021, SaaS revenue grew $1.7 million or 155% compared to the fourth quarter of 2020 and $4.4 million or 119% during the fiscal year ended January 31, 2022, compared to the prior fiscal year.

Net loss for the fourth quarter of fiscal 2021 was ($30,000) as compared to a net loss of ($1.2) million during the fourth quarter of fiscal 2020. Net loss for the fourth quarater of fiscal 2021 included $0.1 million of non-routine costs and other income of $2.3 million dollars primarily related to a valuation adjustment arising from the acquisition of Avelead. The Company’s net loss in the fourth quarter of 2021 was also impacted by higher operating cost and amortization cost from the Avelead acquisition.

Net loss for fiscal 2021 was ($6.5) million, as compared to net income of $0.3 million for 2020. Net loss for fiscal 2021 included $2.9 million dollars of non-routine costs and other income of $1.9 million dollars; each are primarily related to the acquisition of Avelead. The Company’s net loss in fiscal 2021 was also impacted by higher operating cost and amortization cost from the Avelead acquisition.

Adjusted EBITDA for the fourth quarter of fiscal 2021 was a loss of ($0.3) million, compared to an adjusted EBITDA loss of ($0.1) million in the fourth quarter of fiscal 2020. Adjusted EBITDA for the fiscal year ended January 31, 2022, was a loss of ($2.0) million as compared to an adjusted EBITDA loss of ($1.9) million during fiscal 2020.

Full Year 2021 Financial Results (Pro Forma)

The following financial results are pro forma and have not been prepared in accordance with GAAP. These pro forma financial results represent the consolidation of the Company with Avelead as if Avelead’s operations were fully recognized during both comparable periods.

Pro forma, unaudited, consolidated revenue for the fiscal year 2021 was approximately $22.6 million, a 15% increase compared to approximately $19.7 million in fiscal year 2020. SaaS revenue comprised approximately $11.3 million of this total, up 82% from approximately $6.2 million in fiscal year 2020.

Management Commentary

“Over the last twelve months, we’ve laid a foundation for the future that we believe has positioned our business for high-margin, recurring revenue growth. Between the acquisition of Avelead and the transformation of our eValuator sales and leadership teams, we believe Streamline is in a better position than ever to serve our healthcare partners and help improve their financial performance,” stated Tee Green President and Chief Executive Officer, Streamline Health. “With the operational impacts of the pandemic easing, we are confident that the investments we made in our eValuator salesforce will translate to improved bookings momentum in fiscal 2022. In recent weeks we’ve already announced several new and expanded contracts with major providers across the country, and we expect this activity to accelerate in the coming quarters.”

Highlights from the fourth quarter and fiscal year ended January 31, 2022, included:

●	Revenue for the fourth quarter of fiscal 2021 was $6.0 million;
●	SaaS revenue for the fourth quarter of fiscal 2021 grew 155% compared to the fourth quarter of fiscal 2020;
●	Net loss for the fourth quarter of fiscal 2021 was $30,000;
●	Adjusted EBITDA for the fourth quarter of fiscal 2021 was a loss of $(0.3) million;
●	Total bookings (total contract value) for the fourth quarter of fiscal 2021 were $1.3 million;
●	Appointed Amy Sebero as Chief Growth Officer, eValuator Solutions and promoted Ben Stilwill to President & CEO, eValuator Solutions, strategic improvements designed to accelerate growth;
●	Expanded Avelead leadership team, adding Chief Technology Officer and Senior Vice President of Services.

Conference Call

The Company will conduct a conference call on Thursday, April 28, 2022 at 9:00 AM ET to review results and provide a corporate update. Interested parties can access the call by joining the live webcast: click here to register. You can also join by phone by dialing 877-407-8291.

A replay of the conference call will be available from Thursday, April 28, 2022, at 12:00 PM ET to Thursday, May 5, 2022 at 12:00 PM ET by dialing 877-660-6853 or 201-612-7415 with conference ID 13724715. An online replay of the presentation will also be available for six months following the presentation in the Investor Relations section of the Streamline website, www.streamlinehealth.net.

About Streamline Health

Streamline Health Solutions, Inc. (Nasdaq: STRM) enables healthcare organizations to proactively address revenue leakage and improve financial performance. We deliver integrated solutions, technology-enabled services and analytics that drive compliant revenue leading to improved financial performance across the enterprise. For more information, visit www.streamlinehealth.net.

Non-GAAP Financial Measures

Streamline reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline’s management believes that this measure provides useful supplemental information regarding the performance of Streamline’s business operations.

Streamline defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees. A table illustrating this measure and reconciling adjusted EBITDA to loss from continuing operations, the most comparable GAAP measure, is included in this press release.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements included herein. Forward-looking statements contained in this press release include, without limitation, statements regarding the Company’s growth prospects, estimates of backlog, industry trends and market growth, results of investments in sales and marketing, adjusted EBITDA, pro forma financial information, success of future products and related expectations and assumptions. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development and enhancement of current solutions, key strategic alliances with vendors and channel partners that resell the Company’s solutions, the ability of the Company to control costs, the effects of cost-containment measures implemented by the Company, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Company Contact

Jacob Goldberger

Director, Investor Relations and FP&A

303-887-9625

Jacob.goldberger@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS

(rounded to the nearest thousand dollars, except share and per share information)

	Three Months Ended		Twelve Months Ended
	January 31		January 31
	2022	2021	2022	2021
Total Revenue	$6,046,000	$2,974,000	$17,379,000	$11,346,000
Operating expenses:
Cost of sales	3,081,000	1,589,000	8,577,000	5,689,000
Selling, general and administrative expense	3,424,000	1,706,000	11,931,000	8,565,000
Research and development	1,502,000	987,000	4,782,000	2,933,000
Non-routine costs	146,000	-	2,856,000	-
Loss on exit from membership agreement	-	-	-	105,000
Total operating expenses	8,153,000	4,282,000	28,146,000	17,292,000
Operating loss	(2,107,000)	(1,308,000)	(10,767,000)	(5,946,000)
Other income (expense):
Interest income (expense)	(129,000)	(12,000)	(236,000)	(51,000)
Loss on Extinguishment of Debt	-	-	(43,000)	-
Other	2,332,000	6,000	1,911,000	(62,000)
PPP Loan Forgiveness	-	-	2,327,000	-
Loss from continuing operations before income taxes	96,000	(1,314,000)	(6,808,000)	(6,059,000)
Income tax (expense) benefit	(100,000)	(276,000)	(109,000)	1,260,000
Loss from continuing operations	(4,000)	(1,590,000)	(6,917,000)	(4,799,000)
Income from discontinued operations:
Gain on sale of discontinued operations	-	-	-	6,013,000
Income from discontinued operations	-	51,000	401,000	356,000
Income tax (expense) benefit from discontinued operations	(26,000)	352,000	(26,000)	(1,274,000)
(Loss) Income from discontinued operations, net of tax	(26,000)	403,000	375,000	5,095,000
Net (loss) income	$(30,000)	$(1,187,000)	$(6,542,000)	$296,000

Basic Earnings Per Share:
Continuing operations	$-	$(0.05)	$(0.16)	$(0.16)
Discontinued operations	-	0.01	0.01	0.17
Net (loss) income	$-	$(0.04)	$(0.15)	$0.01

Weighted average number of common shares - basic	46,764,335	30,528,863	42,815,239	30,152,383

Diluted Earnings Per Share:
Continuing operations	$-	$(0.05)	$(0.16)	$(0.16)
Discontinued operations	-	0.01	0.01	0.17
Net income	$-	$(0.04)	$(0.15)	$0.01

Weighted average number of common shares - diluted	47,108,495	31,211,252	43,273,574	30,640,742

STREAMLINE HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED AND CONDENSED BALANCE SHEETS

(rounded to the nearest thousand dollars, except share and per share information)

	January 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$9,885,000	$2,409,000
Accounts receivable, net	3,823,000	2,929,000
Contract receivables	843,000	174,000
Assets held in escrow	—	800,000
Prepaid and other current assets	568,000	416,000
Current assets of discontinued operations	—	587,000
Total current assets	15,119,000	7,315,000
Non-current assets:
Property and equipment, net of accumulated amortization	123,000	104,000
Right-of use asset for operating lease	218,000	391,000
Capitalized software development costs, net	5,555,000	5,945,000
Intangible assets, net	16,763,000	624,000
Goodwill	23,089,000	10,712,000
Other	948,000	873,000
Long-term assets of discontinued operations	—	13,000
Total non-current assets	46,696,000	18,662,000
Total assets	$61,815,000	$25,977,000

	January 31,
	2022	2021
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$778,000	$272,000
Accrued expenses	1,803,000	908,000
Current portion of term loan, net of deferred financing costs	250,000	1,534,000
Deferred revenues	5,794,000	3,862,000
Current portion of operating lease obligation	204,000	198,000
Current portion of acquisition earnout liability	4,672,000	—
Current liabilities of discontinued operations	—	595,000
Total current liabilities	13,501,000	7,369,000
Non-current liabilities:
Term loan, net of current portion and deferred financing costs	9,654,000	767,000
Deferred revenues, less current portion	136,000	130,000
Operating lease obligations, less current portion	33,000	222,000
Acquisition earnout liability, less current portion	4,161,000	—
Other non-current liabilities	286,000	—
Total non-current liabilities	14,270,000	1,119,000
Total liabilities	27,771,000	8,488,000
Stockholders’ equity:
Common stock	478,000	316,000
Additional paid in capital	119,225,000	96,290,000
Accumulated deficit	(85,659,000)	(79,117,000
Total stockholders’ equity	34,044,000	17,489,000
Total liabilities and stockholders’ equity	$61,815,000	$25,977,000

STREAMLINE HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(rounded to the nearest thousand dollars, except share information)

	Fiscal Year
	2021	2020
Cash flows from operating activities:
Net (loss) income	$(6,542,000)	$296,000
LESS: Income from discontinued operations, net of tax	375,000	5,095,000
Loss from continuing operations, net of tax	(6,917,000)	(4,799,000)

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	68,000	64,000
Amortization of capitalized software development costs	1,848,000	1,662,000
Amortization of intangible assets	1,281,000	491,000
Amortization of other deferred costs	449,000	359,000
Amortization of Deferred Financing Costs	51,000
Valuation adjustments	(1,851,000)	31,000
Loss on early extinguishment of debt	43,000	—
Provision (benefit) for income taxes	95,000	(1,274,000)
Loss on exit of operating lease	—	105,000
Share-based compensation expense	2,216,000	1,403,000
Provision (benefit) for accounts receivable allowance	11,000	(31,000)
Forgiveness of PPP Loan	(2,327,000)	—
Changes in assets and liabilities:
Accounts and contract receivables	(129,000)	(253,000)
Other assets	(346,000)	(519,000)
Accounts payable	17,000	(484,000)
Accrued expenses and other liabilities	533,000	(592,000)
Deferred revenues	1,074,000	344,000
Net cash used in operating activities – continuing operations	(3,884,000)	(3,493,000)
Net cash provided by (used in) operating activities – discontinued operations	380,000	(2,264,000)
Cash flows from investing activities:
Investment in Avelead, net of cash acquired	(12,470,000)	—
Purchases of property and equipment	(41,000)	(44,000)
Proceeds from sale of ECM assets	800,000	11,288,000
Capitalization of software development costs	(1,458,000)	(1,784,000)
Net cash (used in) provided by investing activities – continuing operations	(13,169,000)	9,460,000

Cash flows from financing activities:
Proceeds from issuance of common stock	16,100,000	—
Payments for costs directly attributable to the issuance of common stock	(1,313,000)	—
Repayment of bank term loan	—	(4,000,000)
Proceeds from term loan payable	10,000,000	2,301,000
Payments related to settlement of employee shared-based awards	(464,000)	(256,000)
Payment of deferred financing costs	(168,000)	—
Payment on royalty liability	—	(1,000,000)
Other	(6,000)	12,000
Net cash provided by (used in) financing activities – continuing operations	24,149,000	(2,943,000)
Net increase in cash and cash equivalents	7,476,000	760,000
Cash and cash equivalents at beginning of period	2,409,000	1,649,000
Cash and cash equivalents at end of period	$9,885,000	$2,409,000

STREAMLINE HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

New Bookings

(Unaudited)

	January 31, 2022
	Three Months Ended	Twelve Months Ended
Software Licenses	296,000	574,000
Professional Services	4,352,000	5,362,000
Audit Services	255,000	890,000
Maintenance and Support	486,000	929,000
Software as a Service	2,199,000	6,129,000
Total 2021 Bookings	$7,588,000	$13,884,000

Total 2020 Bookings	$1,818,000	$7,392,000

STREAMLINE HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

Reconciliation of Loss from Continuing Operations to Non-GAAP Adjusted EBITDA

(rounded to nearest thousand dollars, except share and per shares information)

	Three Months Ended January 31		Twelve Months Ended January 31
	2022	2021	2022	2021
Loss from continuing operations	$(4,000)	$(1,590,000)	$(6,917,000)	$(4,799,000)
Interest expense	129,000	12,000	236,000	51,000
Income tax expense	100,000	276,000	109,000	(1,260,000)
Depreciation	15,000	17,000	68,000	64,000
Amortization of capitalized software development costs	418,000	534,000	1,848,000	1,662,000
Amortization of intangible assets	560,000	121,000	1,281,000	491,000
Amortization of other costs	111,000	117,000	449,000	359,000
EBITDA	1,329,000	(513,000)	(2,926,000)	(3,432,000)
Share-based compensation expense	557,000	400,000	2,216,000	1,403,000
Non-cash valuation adjustments	(2,268,000)	(9,000)	(1,851,000)	31,000
Loss on exit of operating lease	-	-	-	105,000
Non-Routine Costs	146,000	-	2,856,000	-
Forgiveness of PPP loan and accrued interest	-	-	(2,327,000)	-
Other Non-Recurring Chargees	(64,000)	-	(48,000)	-
Loss on early extinguishment of debt	-	-	43,000	-
Adjusted EBITDA	$(300,000)	$(122,000)	$(2,037,000)	$(1,893,000)
Adjusted EBITDA margin	-5%	-4%	-12%	-17%

Adjusted EBITDA per Diluted Share Reconciliation
Loss from continuing operations per common share — diluted	$-	$(0.05)	$(0.16)	$(0.16)
Adjusted EBITDA per adjusted diluted share	$(0.01)	$-	$(0.05)	$(0.06)

Diluted weighted average shares	46,764,335	30,528,863	42,815,239	30,152,383
Effect of dilutive securities - Stock options, Restricted stock	344,160	682,389	458,335	488,359
Weighted average shares outstanding - Diluted	47,108,495	31,211,252	43,273,574	30,640,742